UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2023

FUBOTV INC.

(Exact name of registrant as specified in its charter)

Florida	001-39590	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1290 Avenue of the Americas
New York, NY 10104

(Address of principal executive offices) (Zip Code)

(212) 672-0055

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FUBO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into or Amendment of a Material Definitive Agreement.

Indenture and 2029 Notes

On December 29, 2023, fuboTV Inc. (the “Company”) entered into a privately negotiated exchange agreement (the “Exchange Agreement”) with certain affiliates and related funds of Mudrick Capital Management, L.P. (collectively, “Mudrick”), which were holders of the Company’s existing 3.25% Convertible Senior Notes due 2026 (the “2026 Notes”), to exchange (the “Exchange”) $205,835,000 principal amount of the 2026 Notes for $177,506,000 in aggregate principal amount of the Company’s new convertible senior secured notes due 2029 (the “2029 Notes”). The 2029 Notes were issued pursuant to, and are governed by, an indenture (the “Indenture”), dated as of January 2, 2024, among the Company, the guarantors identified therein (the “Guarantors”) and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”) and collateral agent (the “Collateral Agent”).

At the Company’s election for any interest period, the 2029 Notes will bear interest at a rate of (i) 7.500% per annum on the principal amount thereof if interest is paid in cash and (ii) 10.000% per annum on the principal amount thereof if interest is paid in kind, in each case payable semi-annually in arrears on February 15 and August 15 of each year, beginning on February 15, 2024, to the noteholders of record of the 2029 Notes as of the close of business on the immediately preceding February 1 and August 1, respectively. The 2029 Notes will mature on February 15, 2029 (the “Maturity Date”), unless earlier converted or repurchased.

Holders may convert their 2029 Notes at their option in the following circumstances:

●	during any calendar quarter commencing after the calendar quarter ending on March 31, 2024 (and only during such calendar quarter), if the last reported sale price per share of common stock is greater than or equal to 130% of the conversion price for each of at least 20 trading days, whether or not consecutive, during the 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter;

●	during the five consecutive business days immediately after any five consecutive trading day period (such five consecutive trading day period, the “measurement period”) in which the trading price per $1,000 principal amount of 2029 Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price per share of common stock on such trading day and the conversion rate on such trading day;

●	upon the occurrence of certain corporate events or distributions on the Company’s common stock, as provided in the Indenture; and

●	on or after November 15, 2028 until the close of business on the second scheduled trading day immediately before the Maturity Date.

The Company may cause all outstanding 2029 Notes to be automatically converted, subject to certain conditions, if, at any time on or after January 2, 2025, the last reported sale price of the Company’s common stock has been at least 200% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period, the last of which 20 trading days is no more than 10 trading days before the date that the Company provides the notice of forced conversion. The Company may only force conversion of the 2029 Notes prior to, in the case of a settlement only in shares of the Company’s common stock, the third scheduled trading day immediately preceding the Maturity Date, and in the case of a settlement in cash or in a combination of cash and shares of the Company’s common stock, the 41st scheduled trading day immediately preceding the Maturity Date.

The initial conversion rate of the 2029 Notes is 260.6474 shares of common stock per $1,000 principal amount of 2029 Notes, which represents an initial conversion price of approximately $3.8366 per share of common stock. The conversion rate is subject to adjustment upon the occurrence of certain specified events as set forth in the Indenture. The Company will have the right to elect to settle conversions by paying or delivering, as applicable, cash, shares of its common stock or a combination of cash and shares of its common stock, provided the Company will not be permitted to settle conversions with shares of its common stock in excess of applicable rules of the New York Stock Exchange. Upon the occurrence of a “make-whole fundamental change” (as defined in the Indenture), the Company will, in certain circumstances, increase the conversion rate for a specified period of time.

Upon the occurrence of a “fundamental change” (as defined in the Indenture), holders of the 2029 Notes may require the Company to repurchase their 2029 Notes at a cash repurchase price equal to the principal amount of the 2029 Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the fundamental change repurchase date. The definition of fundamental change includes certain business combination transactions involving the Company and certain de-listing events with respect to the Company’s common stock.

The Indenture includes customary terms and covenants, including certain events of default. The events of default, as set forth in the Indenture, include: (i) default by the Company in the payment when due (whether at maturity or repurchase upon fundamental change or otherwise) of the principal of, or fundamental change repurchase price for, any 2029 Notes, (ii) default by the Company for 30 consecutive days in the payment when due of interest on any Note, (iii) failure by the Company to deliver, when required by the Indenture, a fundamental change notice, a make-whole fundamental change notice or a notice of certain corporate events as provided in the Indenture, in each case if such failure is not cured within three business days after its occurrence, (iv) default by the Company in its obligations to convert a 2029 Note in accordance with the Indenture upon the exercise of the conversion right with respect thereto, if such default is not cured within five business days after its occurrence, (v) default by the Company in its obligations under the Indenture in respect of certain consolidation, merger and asset sale transactions and by the Guarantors in respect of the guarantees provided therein, (vi) default by the Company in its other obligations or agreements under the Indenture or the 2029 Notes if such default is not cured or waived within 60 days after notice is given in accordance with the Indenture, (vii) certain defaults by the Company or certain of its subsidiaries with respect to indebtedness for borrowed money of at least $40,000,000 (or its foreign currency equivalent), (viii) subject to certain cure periods provided for in the Indenture, certain events of bankruptcy, insolvency and reorganization involving the Company or any of its significant subsidiaries, as defined in the Indenture, and (ix) subject to certain exceptions in the Indenture, the failure to create a valid and perfected and, except as otherwise permitted by the Indenture, first priority lien on the collateral securing the 2029 Notes.

If an event of default involving bankruptcy, insolvency or reorganization events with respect to the Company occurs, then the principal amount of, and all accrued and unpaid interest on, all of the 2029 Notes then outstanding will immediately become due and payable without any notice or notice by any person. If any other event of default occurs and is continuing, either the Trustee, by notice to the Company, or the holders of at least 25% of the aggregate principal amount of the 2029 Notes then outstanding, by notice to the Company and the Trustee, may declare the principal amount of, and all accrued and unpaid interest on, all of the 2029 Notes then outstanding to become due and payable immediately.

The 2029 Notes are senior, secured obligations of the Company and the Guarantors, secured by substantially all assets of the Company and the Guarantors and senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated to the 2029 Notes. Subject to certain exceptions, future material wholly-owned domestic subsidiaries of the Company are required to become Guarantors of the 2029 Notes and grant security interests in their assets securing the obligations in respect of the 2029 Notes. The 2029 Notes are structurally subordinated to all existing and future indebtedness and other liabilities, including trade payables, and (to the extent the Company is not a holder thereof) preferred equity, if any, of the Company’s subsidiaries that are not (and do not become) Guarantors under the Indenture. In connection with the Exchange and entrance into the Indenture governing the 2029 Notes, the Company entered into a customary pledge and security agreement with the Collateral Agent with respect to the collateral securing the obligations under the 2029 Notes.

A copy of the Indenture and form of 2029 Note are filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing descriptions of the Indenture and the 2029 Notes do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Exchange Agreement

Pursuant to the terms of the Exchange Agreement, the Company agreed, among other things, to grant Mudrick certain rights with respect to the Company and certain of its subsidiaries, including a right of first refusal with respect to the incurrence of additional secured indebtedness, participation rights with respect to the incurrence of unsecured indebtedness, and preemptive rights with respect to the issuance of equity securities, in each case subject to the terms set forth in the Exchange Agreement.

A copy of the Exchange Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Exchange and the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 2.03. Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 3.02. The 2029 Notes were issued in reliance upon the exemption from the registration requirements provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Any shares of common stock that may be issued upon conversion of the 2029 Notes will be issued in reliance upon Section 3(a)(9) of the Securities Act as involving an exchange by the Company exclusively with its security holders. Initially, a maximum of 53,206,038 shares of the Company’s common stock may be issued upon conversion of the 2029 Notes issued on the date hereof, based on the initial maximum conversion rate of 299.7422 shares of common stock per $1,000 principal amount of 2029 Notes, which is subject to customary anti-dilution adjustment provisions, provided that the Company will not be permitted to settle conversions with shares of its common stock in excess of applicable rules of the New York Stock Exchange.

Item 7.01. Regulation FD Disclosure.

On January 2, 2024, the Company issued a press release announcing the closing of the Exchange, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information furnished pursuant to Item 7.01 on this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 8.01. Other Events.

Registration Rights Agreement

In connection with the consummation of Exchange, on January 2, 2024, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with Mudrick. Pursuant to the Registration Rights Agreement, the Company agreed to prepare and file with the Securities and Exchange Commission (the “SEC”) a resale registration statement under the Securities Act, covering the resale of the 2029 Notes, the shares of common stock issuable upon conversion of the 2029 Notes and shares of common stock otherwise acquired by the Holders (as defined therein) who satisfy certain conditions and timely provide certain information to the Company. Subject to certain exceptions and limitations, the Registration Rights Agreement requires the Company to use commercially reasonable efforts to cause the resale registration statement to become effective under the Securities Act by the date that is 180 days after the date the 2029 Notes are issued and remain continuously effective and usable for a specified period of time.

The Registration Rights Agreement requires the Company to indemnify certain holders and their affiliated parties for certain losses arising in connection with material misstatements or omissions (or alleged material statements or omissions) in the resale registration statement or related documents.

A copy of the Registration Rights Agreement is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of January 2, 2024, among fuboTV Inc., the Guarantors and U.S. Bank Trust Company, National Association, as trustee and collateral agent.
4.2	Form of certificate representing the Convertible Senior Secured Notes due 2029 (included as Exhibit A to Exhibit 4.1).
10.1	Exchange Agreement, dated as of December 29, 2023, between fuboTV Inc. and certain affiliates and related funds of Mudrick Capital Management, L.P.
99.1*	Press Release of fuboTV Inc., dated January 2, 2024.
99.2	Registration Rights Agreement, dated as of January 2, 2024, between fuboTV Inc. and certain affiliates and related funds of Mudrick Capital Management, L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Exhibit 99.1 shall be deemed to be furnished, and not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUBOTV INC.

Date: January 2, 2024	By:	/s/ David Gandler
David Gandler
Chief Executive Officer